[Translation]

Filed Document:	SECURITIES REGISTRATION STATEMENT

Filed with:	The Director of Kanto Local Finance Bureau

Filing Date:	March 31, 2010

Name of the Issuer:	Putnam U.S. Government Income Trust

Name and Official Title of	Jonathan S. Horwitz
Representative of Company:	Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square, Boston, Massachusetts
02109 U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-law

Address or Place of Business	Mori Hamada & Matsumoto
of Registration Agent:	Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

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- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public Offering or	Putnam U.S. Government Income Trust
Sale of Foreign Investment Fund Securities:

Aggregate Amount of Foreign Investment	Up to 97.17 million Class M Shares. Up to
Fund Securities to be Publicly Offered or	the total amount obtained by aggregating the
Sold:	amounts calculated by multiplying the
respective net asset value per Class M Share
in respect of 97.17 million Class M Shares.
(The maximum amount expected to be sold is
1,468 million U.S. dollars (JPY131.8 billion).

Note 1: U.S. amount is translated into Japanese Yen at the rate of U.S.$1.00=JPY89.77 (hereinafter referred to as “Dollar” or “$”), the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd., for buying and selling spot dollars by telegraphic transfer against Japanese Yen on January 29, 2010.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of the end of January 2010 (US$15.11) by 97.17 million Class M Shares for convenience.

Places where a copy of this Securities	Not applicable.
Registration Statement is available
For Public Inspection:

U.S. Government Income Trust

PART I. INFORMATION ON THE SECURITIES

1. NAME OF FUND

Putnam U.S. Government Income Trust
(hereinafter referred to as the “Fund ”)

2. NATURE OF FOREIGN INVESTMENT FUND SECURITIES CERTIFICATES

Six classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares and Class Y shares). Registered shares of beneficial interest without par value. Shares may be subscribed additionally.

Class M Shares (hereinafter referred to as the “Shares”) are available for public offering in Japan. No rating has been acquired.

3. TOTAL AMOUNT OF ISSUE (OFFERING) PRICE

Up to the total amount obtained by aggregating the amounts calculated by multiplying the respective net asset value per Share in respect of 97.17 million Shares. The maximum amount expected to be sold is 1,468 million U.S. dollars (JPY131.8 billion).

Note 1: The maximum amount expected to be sold is an amount calculated, for convenience, by multiplying the net asset value per Share as of the end of January 2010 (US$15.11 by the number of Shares to be offered (97.17 million).

Note 2: Dollar amount is translated, for convenience, at the rate of $1.00 =JPY89.77 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against Japanese Yen on January 29, 2010). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded to the nearest units’ digits. Therefore, there are cases in which the amount of the “total” column is not equal to the aggregate amount. Also, conversion into yen is calculated by multiplying the corresponding dollar amount by the conversion rate specified and rounded when necessary. As a result, there are cases in which Japanese Yen figures for the same information may differ from each other.

4. ISSUE (OFFERING) PRICE

The net asset value per share next calculated on a Fund Business Day after the application for purchase is received by the Fund.

Note: A “Fund Business Day” means a day on which the New York Stock Exchange is open for business.

5. SALES CHARGE

The public offering price means the amount calculated by dividing the net asset value by (1 - 0.0325) and rounded to three decimal places. The sales charge in Japan shall be 3.15% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter

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referred to as the “Sales Price”). Any amount which is over the net asset value of the Sales Price shall be retained by Putnam Retail Management Limited Partnership (hereinafter referred to as “Putnam Retail Management”), principal underwriter of the Fund.

6. MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION

The minimum amount for purchase of Shares is 100 Shares, and Shares may be purchased in integral multiples of 100 shares.

7. PERIOD OF SUBSCRIPTION
From April 1, 2010 (Thursday) to March 31, 2011 (Thursday)

Provided that the subscription is handled only on a Fund Business Day and a business day when the Distributor, defined below, is open for business in Japan.

8. PLACE OF SUBSCRIPTION

Mitsubishi UFJ Securities Co., Ltd.
(hereinafter referred to as “MUS” or the “Distributor”)
4-1 Marunouchi 2-chome, Chiyoda-ku, Tokyo

Note 1: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned distributor.

Note 2: As of April 1, 2010, the above address of MUS would be “5-2 Marunouchi 2-chome, Chiyoda-ku, Tokyo.

9. DATE OF PAYMENT

Investors shall pay the Issue Price and Sales Charge to the Distributor or the sales handling companies within 4 business days in Japan from the day when Distributor or the sales handling companies confirm the execution of the order (the “Trade Day”). The total issue price for each date of subscription (the “Application Day”) will be transferred by the Distributor to the transfer agent within 4 Fund Business Days (hereinafter referred to as “Payment Date”) from (and including) the Application Day.

10. PLACE OF PAYMENT
Same as the section (8) above.

11. MATTERS CONCERNING TRANSFER AGENCY
Not applicable.

12. MISCELLANEOUS
(A) Deposit for Subscription
None.

(B) Outline of Underwriting, Etc.

(i) MUS undertakes to make a public offering of the Shares in accordance with an agreement dated November 25, 1997 with Putnam Retail Management in connection with the sale of the Shares in Japan.

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(ii) MUS will execute or forward the purchase orders and repurchase requests relating to the Shares received directly or indirectly through other sales and repurchase handling companies (hereinafter referred to as the “Sales Handling Company”) to the Fund.

Note: “Sales Handling Company” means a financial instruments agent company and/or registration agent financial institution which shall conclude an agreement with the Distributor concerning agency business of shares of the Fund, act as agent for the Distributor for the subscription or repurchase of shares of the Fund from investors, and handle the business concerning receipt of subscription money from investors or the payment of repurchase proceeds to investors.

(iii) The Fund has appointed MUS as the Agent Company in Japan.

Note: “Agent Company” shall mean a company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers’ Association (“JSDA”) and the Distributors in Japan and renders such other services.

(C) Method of Subscription

Investors who subscribe to Shares shall enter into an agreement with the Distributor or the Sales Handling Company concerning transactions of foreign securities. The Distributor or the Sales Handling Company shall provide to the investors an Agreement Concerning a Foreign Securities Transactions Account and other agreements (“Account Agreement”) and the investors shall submit to the Distributor or the Sales Handling Company an application requesting the opening of a transactions account under the Account Agreement. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by the Distributor or the Sales Handling Company.

The subscription amount shall be paid in dollars to the transfer agent for the Fund by MUS on the Payment Date.

(D) Investor Profile

The Fund is designed for investors seeking as high a level of current income as Putnam Investment Management, LLC (the “Investment Management Company”) believes is consistent with preservation of capital. The Fund discourages short-term trading activity. It should not be an investor’s sole investment. However, the Fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income. Investors should ask their financial representative for details.

(E) Past Performance

The performance information below gives some indication of the risks and potential rewards associated with an investment in the Fund and why a long-term investment horizon is important. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund’s Class M shares. Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Although this information can

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be valuable, it is important to remember that past performance is not necessarily an indication of future results.

▫ In the Fund’s best calendar quarter during this period (Q1 2009), a $1,000 investment would have grown 7.87% to $1,079.

▫ In the Fund worst calendar quarter during this period (Q3 2008), a $1,000 investment would have declined 3.49% to $965.

Average Annual Total Returns (for periods ending 12/31/09)

	Past 1 year	Past 5 years	Past 10 years

Class M before taxes	24.12%	5.89%	5.80%

Barclays Capital GNMA Index	5.37%	5.59%	6.30%
(no deduction for fees, expenses
or taxes)

This table compares the Fund’s performance to that of a broad measure of market performance. Unlike the bar chart, this performance information reflects the impact of sales charges. (See “F. Costs associated with an investor’s investment” for details.) Class M share performance reflects the current maximum initial sales charge of 3.25%. The Fund’s performance for portions of the periods benefited from Putnam Investment Management, LLC’s (the “Investment Management Company”) agreement to limit the Fund’s expenses.

The Fund’s performance is compared to the Barclays Capital GNMA Index, an unmanaged index of Government National Mortgage Association bonds.

(F) Costs associated with an investor’s investment

Maximum sales charges and redemption fees (paid directly from an investor’s investment)

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Expenses are based on the Fund’s last fiscal year.

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Shareholder Fees (paid directly from an investor’s investment) *

Maximum sales charge (load) imposed on purchases (as a percentage	3.25% / 3.40% **
of the offering price)

Maximum deferred sales charge (load) (as a percentage of the	None* * *
original purchase price or redemption proceeds, whichever is lower)

Maximum Redemption Fee * * * * (as percentage of total redemption	1.00%
proceeds)

* Certain investments in class M shares may qualify for discounts on applicable sales charges.

** Percentage after consumption tax applicable in Japan (3.25% before consumption tax).

*** A deferred sales charge of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge outside of Japan.

**** A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. (Redemption fees will not apply to redemptions from omnibus accounts in which Japanese shareholders invest.)

Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

All mutual funds pay ongoing fees for investment management and other services. These charges, expressed as a percentage of fund assets, are known as the Total Annual Fund Operating Expenses. The table below shows the Fund’s annual operating expenses for the fiscal year ended September 30, 2009 (except as otherwise indicated).

	Management	Distribution	Other	Acquired	Total
	Fees	and Service	Expenses	Fund	Annual Fund
		(12b-1) Fees		Operating	Operating
				Expenses	Expenses***

Class M	0.41%	0.49%****	0.27%	0.01%	1.18%

*** Reflects projected expenses under a new management contract effective 1/1/2010. Excludes estimated interest expense accruing in connection with the termination of certain derivatives contracts. Had such interest been included, for Class M Shares, “Other Expenses” would be 0.34%, and “Total Annual Fund Operating Expenses” would be increased by 0.07%.

**** Represents a blended rate in connection with the merger on November 12, 2007, of Putnam Limited Duration Government Income Fund into the Fund.

(G) How do these fees and expenses look in dollar terms?

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that investors invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all their shares at the end of those periods. It assumes a 5% return on an investor’s investment each year and that the Fund’s operating

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expenses remain the same. An investor’s actual costs may be higher or lower.

EXAMPLE: Sales charge plus annual operating expenses on a $10,000 investment over time

	1 year	3 years	5 years	10 years

Class M	$441	$688	$953	$1,710

(H) Offerings other than in Japan

Shares are simultaneously offered in the United States of America.

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PART II. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objectives and Basic Nature of the Fund

A. Name of the Fund: Putnam U.S. Government Income Trust (the “Fund”)

B. Goal of the Fund

The Fund seeks as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

C. Authorized Shares

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

D. Form of the Fund

Putnam U.S. Government Income Trust is a Massachusetts business trust organized on November 1, 1983. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end investment management company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove the Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at least every five years.

The Fund is a “diversified” investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer’s securities declines.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investors’ shares without the investor’s permission and send the investor the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if investors own more shares than a maximum amount set by the Trustees.

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There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future investors.

E. Main Investment Strategies – U.S. Government Bonds

The Fund invests mainly in bonds that are securitized debt instruments and other obligations of the U.S. government, its agencies and instrumentalities; are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by only the credit of a federal agency or government sponsored entity, such as Fannie Mae and Freddie Mac mortgage-backed bonds; and have short- to long-term maturities. The Investment Management Company may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Fund pursues its goal by investing mainly in U.S. government bonds and securitized debt instruments, although the Fund may also invest in mortgage-backed and asset-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities. The Fund may invest up to 20% of its net assets in mortgage-backed and other asset-backed securities of private (non governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities ratings agency or, if unrated, that the Investment Management Company determines to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders.

F. Main Risks

It is important to understand that an investor can lose money by investing in the Fund.

The prices of bonds in the Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. This risk includes interest rate risk, which means the prices of the Fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of the Fund’s investments may default on payment of interest or principal. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government and interest rate risk is generally greater for longer-term bonds. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise.

The Fund’s use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other government agency.

Please refer to “A. Risk Factor” under the section “3. Investment Risks” below for further detail.

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(2) Structure of the Fund

A. Structure of the Fund

Fund
Putnam U.S. Government Income Trust
Trustees
(Agreement and Declaration of Trust)
Distributor's Contract
Amended and Restated Investor Servicing Agreement
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Master Custodian Agreement
Investor Servicing Agent
Putnam Investor Services, Inc.
(acts as investor servicing agent of the Fund)
Management Contract
Investment Management Company
Putnam Investment Management, LLC
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Japan Dealer Sales Contract
Agent Company Agreement
Custodian
State Street Bank and Trust Company
(acts as custodian of the Fund)
Sub-Management Contr: *
Distributor in Japan
Agent Company
Mitsubishi UFJ Securities Co., Ltd.
(forwarding of sales and repurchase in Japan and rendering of service as agent company)
Sub-Investments Management Company
Putnam Investment Limited
(may act as investment adviser for a portion of the Fund's assets)

*** The Sub-Management Contract became effective January 30, 2010.**

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B. Name and role in the Fund’s management of the Investment Management Company and related companies of the Fund, and summary of the agreements, etc.

Name	Role in the management	Summary of the agreement, etc.
of the Fund

Putnam Investment	Investment Management	The Investment Management
Management, LLC	Company	Company has entered into a
Management Contract with the Fund
as of January 1, 2010, which sets out
that the Investment Management
Company provides the Fund with
investment management services
and investment advisory services in
relation to the Fund’s assets.

Putnam Investments Limited	Sub-Investment	The Sub-Investment Management
	Management Company	Company has entered into a
Sub-Management Contract with the
Investment Management Company
as of May 15, 2008, as amended
December 14, 2009 in which the
Sub-Investment Management
Company agrees to act as
sub-investment manager for a
portion of the Fund’s assets.

State Street Bank and Trust	Custodian	The Custodian has entered into the
Company		Master Custodian Agreement with
the Fund as of January 1, 2007,
which sets out that the Custodian
serves as a custodian of the Fund’s
assets.

Putnam Investor Services,	Investor Servicing Agent	The Investor Servicing Agent has
Inc.		entered into the Amended and
Restated Investor Servicing
Agreement with the Fund as of
January 1, 2009, which sets out that
the Investor Servicing Agent
provides all services required by the
Fund in connection with the
establishment, maintenance and
recording of shareholder accounts,
including without limitation, all
related tax and other reporting
requirements, and the
implementation of investment and
redemption arrangements offered in
connection with the sale of the
Fund’s shares.

Putnam Retail Management	Principal Underwriter	The Principal Underwriter has
Limited Partnership		entered into the Distributor’s
Contract with the Fund as of August
3, 2007, which sets out that the
Principal Underwriter distributes the
shares of the Fund.

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Mitsubishi UFJ Securities	Distributor in Japan	The Distributor in Japan has entered
Co., Ltd.		into the Japan Dealer Sales Contract
with Putnam Retail Management as
of November 25, 1997, which sets
out that the Distributor in Japan
forwards sales and repurchase orders
in Japan to Putnam Retail
Management.

	Agent Company	The Agent Company has entered
into the Agent Company
Agreement with the Fund as of
November 6, 1997, which sets out
that the Agent Company distributes
prospectuses, makes public in Japan
the daily net asset value per share of
the Fund, and distributes any
documents required to be prepared
in accordance with the applicable
laws and regulations of Japan.

C. The Trustees

The Trustees are responsible for generally overseeing the conduct of the Fund’s business. The Fund’s Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for that purpose, a Trustee may be removed by the vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes

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of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting in the election of Trustees.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders’ meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

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The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

D. Investment Management Company

(a) Law of Place of Incorporation

Putnam Investment Management, LLC (“Putnam Management” or the “Investment Management Company”) is organized as a limited liability company under the laws of the State of Delaware, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the U.S. Securities and Exchange Commission (the “SEC”).

(b) Outline of the Supervisory Authority

The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(c) Purpose of the Business

The Investment Management Company’s primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(d) History of the Investment Management Company

The Investment Management Company is one of America’s oldest and largest money management firms. The Investment Management Company’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with mutual fund assets of nearly $62 billion in aggregate net asset value and nearly 6 million shareholder accounts as of January 31, 2010. An affiliate of the Investment Management Company, The Putnam Advisory Company LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate of the Investment Management Company, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services, Inc., provides shareholder services to the Putnam funds.

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Total assets under management by Putnam entities, including assets of mutual funds and other clients, are nearly $113 billion as of January 31, 2010.

Putnam Investment Management, LLC, Putnam Retail Management, Putnam Investments Limited and Putnam Investor Services, Inc. are subsidiaries of Putnam Investments, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and, except for a minority stake owned by employees, is owned by Great-West Lifeco, Inc., a financial services holding company with operations in Canada, the United States and Europe and which is a member of the Power Financial Corporation group of companies.

(e) Amount of Capital Stock

(i) Amount of Members’ Equity (as of January 31, 2010)

$32,199,407 (unaudited)

(ii) Number of authorized shares of capital stock

Not applicable.

(iii) Number of outstanding shares of capital stock

Not applicable.

(iv) Amount of Members’ Equity for the past five years

Year	Amount of Members’ Equity

End of 2005	$73,231,356

End of 2006	$70,594,104

End of 2007	$117,226,875

End of 2008	$58,526,939

End of 2009	$69,079,977 *

* The figure is unaudited.

(f) Structure of the Management of the Investment Management Company

The Investment Management Company is ultimately managed by its managing member.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company.

The basis for the Trustees’ approval of the Fund’s management contract is discussed in the Fund’s annual report to shareholders dated September 30, 2009 and with the SEC.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and numerous onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

(g) Information Concerning Major Stockholders

As of January 31, 2010, all the outstanding interests of the Investment Management Company were owned by Putnam Investments, LLC, located at One Post Office Square, Boston, Massachusetts 02109.

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2. INVESTMENT POLICY

(1) Investment Policy

The Investment Management Company pursues the Fund’s goal to seek as high a level of current income as the Investment Management Company believes is consistent with preservation of capital.

Changes in policies. The Trustees may change the Fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(2) Investment Objectives

The Fund invests mainly in bonds that:

- are securitized debt instruments and other obligations of the U.S. government, its agencies and instrumentalities;

- are backed by the full faith and credit of the United States, such as U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds, or by only the credit of a federal agency or government sponsored entity, such as Fannie Mae and Freddie Mac mortgage backed-bonds; and

- have short to long-term maturities.

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities. The Fund may invest up to 20% of its net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities ratings agency, or if unrated, that the Investment Management Company determines to be of comparable quality.

(3) Management Structure of the Fund

THE FUND’S TRUSTEES

As shareholders of a mutual fund, the investors have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the Fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the Fund or affiliated with the Investment Management Company).

The Trustees periodically review the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Investment Management Company and its affiliates for providing or overseeing these services, as well as the overall level of the Fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Investment Management Company and its affiliates.

THE FUND’S INVESTMENT MANAGER

The Trustees have retained the Investment Management Company, which has managed mutual funds since 1937, to be the Fund's investment manager, responsible

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for making investment decisions for the Fund and managing the Fund's other affairs and business.

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors which is elected by its shareholders.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company.

The basis for the Trustees’ approval of the Fund’s management contract is discussed in the Fund’s annual report to shareholders dated September 30, 2009 and filed with the SEC.

The Investment Management Company has retained its affiliate Putnam Investments Limited (“PIL”) to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of any Fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, investment professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

Portfolio Managers

The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio Manager	Joined	Employer	Position over past 5 Years
	Fund

Rob A. Bloemker	2002	Putnam Management	Head of Fixed Income, Previously,
		1999-Present	Deputy Head of Investments;

Daniel S.	2005	Putnam Management	Investment Strategist, Previously,
Choquette		2002-Present	Mortgage Specialist

Michael V. Salm	2007	Putnam Management	Team Leader, Liquid Markets.
		1997-Present	Previously, Mortgage Specialist

Compensation of investment professionals. The Investment Management Company’s goal for its products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this Fund, the peer group the Investment Management Company compares Fund performance against is the Lipper GNMA Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of three years or the length of

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time which the portfolio manager has managed the Fund.

Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors and other considerations in the Investment Management Company’s discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Ownership of securities

The dollar range of shares of the Fund owned by each portfolio manager at the end of the Fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio Manager	Dollar range of shares owned

Rob A. Bloemker	$10,001 - $50,000

Daniel S. Choquette	$10,001 - $50,000

Michael V. Salm	$100,001 - $500,000

Structure of Fund Management

(a) Investment Team

At the Investment Management Company, a fixed income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

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(b) Investment Process

The Fixed Income Team thinks of structured securities as being arrayed along a continuum representing pure interest rate or prepayment risk (agency market) at one extreme and pure credit risk (non-agency market) at the other. The Putnam U.S. Government Income Trust seeks to outperform its benchmark, the Barclays Capital GNMA Index, through strategies that target prepayment risk across the below spectrum.

Due to the option-related valuations and extensive structuring of cash flows within the mortgage sectors, sophisticated models and quantitative techniques are essential for relative value and risk measurement. The Fixed Income Team has found that there is generally an over-reliance on industry standard pricing models which are applied without sufficient understanding of the underlying model assumptions or sufficient scrutiny of the validity of the underlying data used. Because of this the Fixed Income Team believes that there is systematic mis-valuation of many of these securities. The Fixed Income Team believes that the depth, strength and specialist focus of our team, along with the intelligent use of our proprietary valuation models, give the Fixed Income Team a competitive advantage in this sector.

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(c) Management of Fund Business

Performance and Analytics Team

Independently from the Investment Division, the Performance and Analytics Team executes performance measurement of the Fund, and reports to the Management Committee.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company’s broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk and Portfolio Analysis Group

Independently from the Investment Division, the Investment Management Company has established an independent Risk and Portfolio Analysis Group which is charged with identifying, monitoring, and assessing risk factors and controls across Putnam’s investment activities. This group works closely with the Investment Division, but is part of the Administrative Division and reports to the Investment Management Company’s Chief Administrative Officer. This organizational structure facilitates an independent assessment of the risk issues as they arise.

Internal and external inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company’s internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks

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and tests the remediation of its recommendations and provides reports to Senior Management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company’s business operations (including not only investment compliance, but other key areas such as distribution/sales and operations) are subject to ongoing monitoring by the Investment Management Company’s Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company’s Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division.

Oversight of third parties

Service providers of the Fund (Investor Servicing Agent, Custodian and Sub-Accounting Agent and Principal Underwriter) as described in “1. NATURE OF THE FUND, (2) Structure of the Fund” above, are monitored by the Investment Management Company, through each contract with the relevant service provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. In principle, the payment of distributions to Japanese investors will be made around the end of each month by Distributor or Sales Handling Company.

(5) Investment Restrictions:

Except as otherwise specifically designated, the investment restrictions described in this document and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(i) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. (Note)

(ii) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter

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under certain federal securities laws.

(iii) Purchase or sell real estate, although it may purchase securities which are secured by or represent interests in real estate.

(iv) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(v) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(vi) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(vii) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(viii) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry.

(ix) Issue any class of securities which is senior to the Fund’s shares of beneficial interest, except for permitted borrowings.

Note: So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

The Investment Company Act of 1940 provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

In connection with the offering of its shares in Japan, the Fund has undertaken to the Japan Securities Dealers Association that the Fund will not:

(a) invest more than 15% of its net assets in securities that are not traded on an official

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financial instruments exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

(b) borrow money in excess of 10% of the value of its total assets;

(c) make short sales of securities in excess of the Fund’s net asset value; and

(d) together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund’s offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund’s status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities, and such investments can be made only to the extent they are consistent with the Fund’s policy of investing only in U.S. government securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes if consistent with the Fund’s policy of investing only in U.S. government securities. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS

It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund’s goal by investing mainly in U.S. government bonds and securitized debt instruments, although it may also invest in mortgage-backed and asset-backed securities that are privately issued and not supported by the credit of any government agency or instrumentality. The Investment Management Company may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

A. Risk Factors

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in

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response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore the Fund might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. U.S. government investments generally have the least credit risk but are not completely free of credit risk. U.S. government securities that are not backed by the full faith and credit of the United States, such as federal agency bonds, are subject to higher credit risk. Other bonds or securitized debt instruments in which the Fund may invest are subject to varying degrees of risk. These risk factors may include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

Prepayment Risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Derivatives. The Fund may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, or indexes. The Fund may make use of "short" derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, or index. The Fund may use derivatives both for hedging and non-hedging purposes. For example, the Fund may use derivatives to increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or outside of the United States) or as a substitute for a direct investment

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in the securities of one or more issuers. However, the Fund may also choose not to use derivatives, based on the Investment Management Company’s evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool

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are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in

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response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time. The Fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured, and the debtors on such receivables are entitled to the protection of a number of U.S. state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Other investments. In addition to the main investment strategies described above, the Fund may make other type of investments, such as investments in zero-coupon bonds. These practices may be subject to other risks.

Alternative strategies. Under normal market conditions, the Investment Management company keeps the Fund’s portfolio fully invested, with minimal cash holdings. However, at times the Investment Management Company may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily invest some or all of the Fund’s assets using alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its

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goal.

B. Structure of the Risk Management

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund’s performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund’s expenses and diluting the Fund’s net asset value. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

The Fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 7 days or less. The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances.

Account monitoring. The Investment Management Company’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the Fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, the Investment Management Company will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

Account restrictions. In addition to enforcing these exchange parameters, the Investment

U.S. Government Income Trust

Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor’s activity may not have been detected by the Fund’s current monitoring parameters.

Limitations on the Fund’s policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund’s policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

4. FEES, ETC. AND TAX

(1) Sales Charge

The sales charge in Japan shall be 3.15% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). The public offering price means the amount calculated by dividing the net asset value by (1 - 0.0325) and rounded to three decimal places. Please refer to “Part III. Detailed Information Concerning the Fund, II. Procedures, etc., 1. Procedures for Sales of Shares, Etc.” hereof.

(2) Redemption Fee

A deferred sales charge of 0.40% may apply to Class M shares purchased without an initial sales charge outside of Japan if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current net

U.S. Government Income Trust

asset value (“NAV”). Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a sales charge at any time.

(3) Management Fees, etc.:

A. Management Fee

Under a new management contract approved by shareholders and effective January 1, 2010, the Fund will pay a monthly fee to the Investment Management Company at an annual rate (as a percentage of the Fund’s average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding the net assets of such funds investing in, or invested in by, other such funds, to the extent necessary to avoid “double-counting” of such net assets) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

0.550% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.500% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;
0.450% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.400% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;
0.350% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.330% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;
0.320% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;
and
0.315% of any excess thereafter.

Under the Fund’s prior management contract dated August 3, 2007, the Fund paid a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.57% of the first $500 million of average net assets;
0.475% of the next $500 million of average net assets;
0.4275% of the next $500 million of average net assets; and
0.38% of any excess over $1.5 billion of average net assets.

For the past three fiscal years, pursuant to the management contract, the Fund incurred the following fees:

Fiscal Year	Management fee paid	Amount of management	Amount management
		fee waived	fee would have been
			without waivers

2009	$5,416,550	$630,231	$6,046,781

2008	$6,341,539	$146,604	$6,488,143

2007	$5,784,396	$144,017	$5,928,413

For the fiscal year ending on September 30, 2009, the amount of management fee waived was waived in connection with the Fund’s custom Lipper expense limitation and Fund-specific expense limitation (described below). The Fund paid the Investment Management Company a management fee (after any applicable waivers) of 0.45% of average net assets for the Fund’s last fiscal year.

U.S. Government Income Trust

Effective August 1, 2009 through July 31, 2010, the Investment Management Company and the Board of Trustees of the Fund agreed to replace the Lipper category expense limitation and custom Lipper expense limitation applicable to certain funds with a new expense limitation arrangement, the details of which are discussed below under “General expense limitation” and “Custodian Fee and Charges of the Investor Servicing Agent”.

General expense limitation. Effective August 1, 2009 through July 31, 2010, the Investment Management Company will reimburse expenses of the Fund to the extent necessary to limit the cumulative expenses of the Fund, exclusive of brokerage, interest, taxes investment-related expenses, extraordinary expenses and payments under the Fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-year basis (or from August 1, 2009 through the Fund’s next fiscal year end, as applicable) to an annual rate of 0.20% of the Fund’s average net assets over such fiscal year-to-year period (or since August 1, 2009, as applicable).

Lipper category expense limitation. Prior to August 1, 2009, the Investment Management Company waived fees (and, to the extent necessary, bore other expenses of the Fund) to ensure that the Fund paid total fund operating expenses at an annual rate that did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the Fund (expressed in each case as a percentage of average net assets).

The Investment Management Company had further agreed to waive fees and reimburse expenses of the Fund for the period from July 1, 2008 through July 31, 2009 to the extent necessary to ensure that the Fund’s expenses did not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the Fund. The expense reimbursement is based on a comparison of the Fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the Fund.

Fund-specific expense limitation. Effective August 1, 2009 through July 31, 2010, the Investment Management Company and the Board of Trustees of the Fund agreed to replace the Lipper category expense limitation applicable to all funds and the custom Lipper expense limitation applicable to certain funds with a new expense limitation arrangement under which the Investment Management Company will waive management fees of the Fund to the extent that the management fee would otherwise exceed 0.412% of the Fund’s average net assets.

B. Custodian Fee and Charges of the Investor Servicing Agent

Effective January 1, 2007, the Fund retained State Street Bank and Trust Company (“State Street”), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. Putnam Fiduciary Trust Company (“PFTC”), the Fund’s previous custodian, is managing the transfer of the Fund’s assets to State Street, and this transfer has been substantially completed. PFTC may employ one or more sub-custodians in fulfilling its remaining responsibilities. State Street is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the Fund, and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State

U.S. Government Income Trust

Street has a lien on the Fund’s assets to secure charges and advances made by it. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund’s custody fee based on the amount of cash maintained by its custodian.

Putnam Investor Services, Inc. is the Fund’s Investor Servicing Agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to Putnam Investor Services, Inc. is determined on the basis of the Fund’s retail asset level, the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Effective August 1, 2009 through at least July 31, 2010, investor servicing fees for the Fund will not exceed an annual rate of 0.375% of the Fund’s average assets.

During the 2009 fiscal year, the Fund incurred $2,273,241 in fees for investor servicing provided by Putnam Investor Services, Inc. and, prior to January 1, 2009, Putnam Fiduciary Trust Company.

C. Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of investors’ investment.

Putnam Retail Management makes quarterly payments to MUS and other dealers at an annual rate of 0.40% of the average net asset value of Class M shares attributable to shareholders for whom MUS and other dealers are designated as the dealer of record.

Payments under the distribution plan are intended to compensate Putnam Retail Management for services provided and expenses incurred by it as principal underwriter of the Fund’s shares, including the payments to dealers mentioned above. Putnam Retail Management may suspend or modify such payments to dealers.

For the fiscal year ending September 30, 2009, the Fund paid 12b-1 fees under the distribution plan of $128,700 to Putnam Retail Management for Class M shares.

(4) Other Expenses

The Fund pays all expenses not assumed by the Investment Management Company, including Trustees’ fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimburses the Investment Management Company for administrative services during fiscal 2009, including compensation and related expenses of certain Fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $46,676 for fiscal 2009, of which $39,873 represents a portion of total reimbursement for compensation and contributions.

Portfolio turnover

The Fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs,

U.S. Government Income Trust

which are not reflected in annual fund operating expenses, affect Fund performance. The Fund’s turnover rate in the most recent fiscal year was 604%.

The Investment Management Company places all orders for purchases and sales of portfolio investments for the Fund through a substantial number of brokers and dealers. In selecting broker-dealers to execute the Fund’s portfolio transactions, the Investment Management Company uses its best efforts to obtain for the Fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions. During fiscal 2007, 2008 and 2009, the Fund paid $147,684, $373,248 and $151,554 in brokerage commissions, respectively.

The brokerage commissions for the Fund’s 2008 fiscal year were higher than the brokerage commissions for the Fund’s 2009 fiscal year due to increased market volatility.

Portfolio holdings. For more specific information on the Fund’s portfolio, investors may visit the Putnam Investments website, www.putnam.com/individual, where the Fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the Fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund’s other affairs and business.

The table below shows the value of each Trustee’s holdings in the Fund and in all of the Putnam Funds as of December 31, 2009.

Name of Trustee	Dollar range of Putnam U.S.	Aggregate dollar range of
	Government Income Trust	shares held in all of the
	shares owned	Putnam funds overseen by
Trustee

Ravi Akhoury	$1-$10,000	over $100,000

Jameson A. Baxter	$10,001-$50,000	over $100,000

Charles B. Curtis	$50,001-$100,000	over $100,000

Robert J. Darretta	$1-$10,000	over $100,000

Myra R. Drucker	$1-$10,000	over $100,000

John A. Hill	over $100,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Elizabeth T. Kennan	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	over $100,000

George Putnam, III	$10,001-$50,000	over $100,000

* W. Thomas Stephens	over $100,000	over $100,000

Richard B. Worley	$1-$10,000	over $100,000

** Robert L. Reynolds	$1-$10,000	over $100,000

U.S. Government Income Trust

* Mr. Stephens, who retired from the Board of Trustees on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009.

** Trustees who are “interested persons” (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the Fund, Putnam Management and/or Putnam Retail Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of the Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each independent Trustee of the Fund receives an annual retainer fee and additional fees for each Trustees meeting attended and for certain related services. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during the Fund’s most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	11

Board Policy and Nominating Committee	11

Brokerage Committee	6

Communications, Service and Marketing Committee	5

Contract Committee	16

Distributions Committee	11

Executive Committee	1

Investment Oversight Committees	-

Investment Oversight Committee A	10

Investment Oversight Committee B	10

Investment Oversight Committee C	10

Investment Oversight Committee D	10

Investment Oversight Committee E *	4

Investment Oversight Coordinating Committee	12

Pricing Committee	9

* This committee was formed in May 2009.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2009, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2009:

Trustees/Year	Aggregate	Pension or	Estimated annual	Total
	compensation	retirement	benefits from all	compensation
	from the Fund	benefits accrued	Putnam funds	from all Putnam
		as part of Fund	upon retirement	funds (2)
		expenses	(1)

U.S. Government Income Trust

Ravi	$3,083	N/A	N/A	$259,167
Akhoury/2009
(5)

Jameson A.	$4,981	$746	$110,500	$295,000
Baxter/1994 (3)

Charles B.	$4,753	$548	$113,900	$285,000
Curtis/2001

Robert J.	$4,899	N/A	N/A	$290,000
Darretta/2007

Myra R.	$4,981	N/A	N/A	$295,000
Drucker/2004 (3)

Charles E.	$0	N/A	N/A	N/A
Haldeman,
Jr./2004 (7)

John A.	$5,790	$1,244	$161,700	$374,376
Hill/1985 (3)(4)

Paul L.	$4,897	$489	$113,400	$295,000
Joskow/1997 (3)

Elizabeth T.	$4,981	$1,039	$108,000	$295,000
Kennan/1992 (3)

Kenneth R.	$4,981	N/A	N/A	$295,000
Leibler/2006

Robert E.	$4,981	$682	$106,500	$295,000
Patterson/1984

George Putnam,	$4,981	$588	$130,300	$295,000
III/1984

Robert L.	$0	N/A	N/A	N/A
Reynolds/2008

W. Thomas	$1,016	$895	$107,100	$139,167
Stephens/1997
(6)

Richard B.	$4,981	N/A	N/A	$285,000
Worley/2004

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2009, there were 104 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2009, the total amounts of deferred compensation payable by the Fund, including income earned on such amounts, to these Trustees were: Ms. Baxter -$20,153; Ms. Drucker - $5,188; Mr. Hill - $71,077; Dr. Joskow - $17,867; and Dr. Kennan - $2,321.

(4) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Funds.

(5) Mr. Akhoury was elected to the Board of Trustees of the Putnam funds on February 12, 2009.

(6) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Haldeman retired from the Board of Trustees of the Putnam funds on June 30, 2009.

U.S. Government Income Trust

Under a Retirement Plan for Trustees of the Putnam funds (the “Plan”), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustees first elected to the board after 2003.

For the fiscal year ending on September 30, 2009, the Fund paid $7,632,798 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan:

The Fund qualifies as a “bond investment trust”. On that basis, the tax treatment of shareholders in Japan shall be as follows:

(1) Distributions to be made by the Fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by a Fund to individual Japanese shareholders will be subject to separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% residential tax)), there will be no additional tax to be levied other than the withholding tax. In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions (including profits, in terms of the Fund’s denominated currency, between the redemption amount and the amount equal to the capital of the Fund) to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% residential taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office. The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income do not apply.

(4) In general, distributions from the Fund are subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly designated “capital gain dividends”, “interest-related dividends”, and “short-term capital gain dividends” ( as such terms are defined under the United States Internal Revenue Code of 1986, as amended “Code”) will generally not be subject to withholding of U.S. federal income tax. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain “U.S. real property interests.” Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3)

U.S. Government Income Trust

above will be collected by way of the so-called “balance collection method,” so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) Capital gains and losses arising from purchase and sale, and repurchase of the shares, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual shareholders for their capital gains.

The Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT PORTFOLIO
(1) Diversification of Investment Portfolio

		(As of the end of January 2010)

Types of Assets	Name of Country	Total U.S. Dollars	Investment
			Ratio (%)

U.S.Government Agency Mortgage	United States	870,700,470	62.27
Obligations

Mortgage-Backed Obligations	United States	554,083,941	39.63

Short-term Investments	United States	502,063,916	35.91

U.S. Treasury Obligations	United States	54,738,207	3.91

Purchaed Options	United States	10,349,889	0.74

U.S. Government Agency Obligations	United States	10,256,404	0.73

Total Investments		2,002,192,827	143.20

Cash, Deposit and Other Assets
(After deduction of liabilities)		(603,967,330)	(43.20)

Total		1,398,225,497	100.00
(Net Asset Value)		(JPY 125,519 million)

(2) Investments Assets:

(a) Names of Major Portfolio:

U.S. Government Income Trust

Names of Major Portfolio Securities Other Than Equity Shares						(as of the end of January 2010)

				Interest	Par Value	Acquisition	Current Value	Investment
	Name of Issue	Kind of Issue	Maturity	Rate (%)	(1000)	Cost (USD)	(USD)	Ratio %

	Government National Mortgage Association Pass-	U.S. Government and Agency
1.	Through Certificates 5s, TBA, Feb. 1, 2040	Mortgage Obligations	2040	5.00	302,000	310,776,875	314,528,289	22.49

	Government National Mortgage Association Pass-	U.S. Government and Agency
2.	Through Certificates 4 1/2s, TBA, Feb. 1, 2040	Mortgage Obligations	2040	4.50	235,000	235,403,906	238,102,729	17.03

	Government National Mortgage Association Pass-	U.S. Government and Agency
3.	Through Certificates 6s, Nov. 20, 2038	Mortgage Obligations	2038	6.00	53,507	57,092,934	57,409,284	4.11

	Government National Mortgage Association Pass-	U.S. Government and Agency
4.	Through Certificates 6s, Aug. 20, 2038	Mortgage Obligations	2038	6.00	44,339	47,258,212	47,572,662	3.40

5.	U.S. Treasury Notes 1 3/8s, Sep. 15, 2012	U.S. Treasury Obligations	2012	1.375	37,215	37,072,361	37,385,084	2.67

	Government National Mortgage Association Pass-	U.S. Government and Agency
6.	Through Certificates 6s, Aug. 20, 2039	Mortgage Obligations	2039	6.00	30,006	32,109,411	32,194,749	2.30

	Government National Mortgage Association Pass-	U.S. Government and Agency
7.	Through Certificates 6 1/2s, Dec. 20, 2038	Mortgage Obligations	2038	6.50	22,744	24,172,300	24,525,005	1.75

8.	Freddie Mac IFB Ser. 3346, Class SC, IO, 6.317s, 2033	Mortgage-Backed Securities	2033	6.317	140,353	12,749,382	20,818,410	1.49

	Government National Mortgage Association Pass-	U.S. Government and Agency
9.	Through Certificates 6s, Nov. 20, 2039	Mortgage Obligations	2039	6.00	18,657	19,984,976	20,017,289	1.43

	Government National Mortgage Association Pass-	U.S. Government and Agency
10.	Through Certificates 6 1/2s, Nov. 20, 2038	Mortgage Obligations	2038	6.50	17,331	18,419,862	18,688,631	1.34

	Government National Mortgage Association Pass-	U.S. Government and Agency
11.	Through Certificates 6 1/2s, Jan. 20, 2039	Mortgage Obligations	2039	6.50	16,626	17,670,168	17,927,999	1.28

	GSMPS Mortgage Loan Trust FRB Ser. 05-RP2, Class
12.	1AF, 0.581s 2035	Mortgage-Backed Securities	2035	0.581	21,369	17,273,684	17,310,958	1.24

13.	Fannie Mae IFB Ser. 05-74, Class DM, 23.538s, 2035	Mortgage-Backed Securities	2035	23.538	11,777	16,376,985	16,966,924	1.21

14.	U.S. Treasury Notes 4s, Feb. 15, 2014	U.S. Treasury Obligations	2014	4.00	15,220	15,096,338	16,488,135	1.18

15.	Fannie Mae FRB Ser. 07-101, Class A2, 0.481s, 2036	Mortgage-Backed Securities	2036	0.481	15,259	15,120,439	14,962,912	1.07

	Government National Mortgage Association IFB Ser.
16.	09-106, Class CM, IO, 6.367s, 2034	Mortgage-Backed Securities	2034	6.367	110,989	13,648,038	14,429,400	1.03

	GSMPS Mortgage Loan Trust 144A FRB Ser. 06-RP2,
17.	Class 1AF1, 0.631s, 2036	Mortgage-Backed Securities	2036	0.631	16,105	12,642,771	13,045,407	0.93

18.	Fannie Mae FRB Ser. 07-95, Class A3, 0.481s, 2036	Mortgage-Backed Securities	2036	0.481	13,676	13,095,302	12,385,328	0.89

19.	Fannie Mae IFB Ser. 08-24, Class SP, 22.438s, 2038	Mortgage-Backed Securities	2038	22.438	8,595	11,409,455	11,905,008	0.85

	Government National Mortgage Association Pass-	U.S. Government and Agency
20.	Through Certificates, 6s, Sep. 20, 2039	Mortgage Obligations	2039	6.00	10,809	11,581,310	11,597,778	0.83

U.S. Government Income Trust

Names of Major Portfolio Securities Other Than Equity Shares - continued						(as of the end of January 2010)

				Interest	Par Value	Acquisition	Current Value	Investment
	Name of Issue	Kind of Issue	Maturity	Rate (%)	(1000)	Cost (USD)	(USD)	Ratio %

21.	Freddie Mac Ser. 3607, Class AO, PO, zero%, 2036	Mortgage-Backed Securities	2036	0.00	18,946	12,025,083	11,318,101	0.81

	Government National Mortgage Association Pass-	U.S. Government and Agency
22.	Through Certificates, 6s, Jul. 20, 2038	Mortgage Obligations	2038	6.00	8,744	9,319,305	9,381,812	0.67

23.	Freddie Mac IFB Ser. 3607, Class SA, IO, 5.019s, 2036	Mortgage-Backed Securities	2036	5.019	66,314	8,426,622	9,380,719	0.67

24.	Freddie Mac IFB Ser. 3346, Class SB, IO, 6.317s, 2033	Mortgage-Backed Securities	2033	6.317	60,178	5,303,818	8,922,252	0.64

	Government National Mortgage Association IFB Ser.
25.	09-106, Class KS, IO, 6.169s, 2039	Mortgage-Backed Securities	2039	6.169	87,925	7,856,106	8,150,004	0.58

	Government National Mortgage Association IFB Ser.
26.	09-61, Class ES, IO, 6.519s, 2039	Mortgage-Backed Securities	2039	6.519	73,614	7,671,943	7,625,058	0.55

27.	Freddie Mac IFB Ser. 3065, Class DC, 19.161s, 2035	Mortgage-Backed Securities	2035	19.161	5,808	6,794,409	7,502,614	0.54

	Government National Mortgage Association Pass-	U.S. Government and Agency
28.	Through Certificates 6s, Dec. 20, 2039	Mortgage Obligations	2039	6.00	6,664	7,140,346	7,150,499	0.51

29.	Freddie Mac IFB Ser. 2976, Class LC, 23.565s, 2035	Mortgage-Backed Securities	2035	23.565	5,152	7,068,910	7,096,277	0.51

30.	Freddie Mac IFB Ser. 3208, Class PS, IO, 6.867s, 2036	Mortgage-Backed Securities	2036	6.867	37,698	4,923,795	6,513,133	0.47

Note: Total current value on eleven of the “Short-Term Investments” included in (1) Diversification of Investment Portfolio above section was as follows as of the end of January 2010: Putnam Money Market Liquidity Fund as $197,271,017. Two holdings in U.S. Treasury Bills were $34,539,722 and $8,959,018, respectively. Eight holdings in Commercial Paper were $69,979,070, $49,985,125, $36,438,644, $32,317,697, $24,991,825, $19,594,398, $13,997,340, and $13,990,060.

(b) Investment Real Estate:

Not applicable (as of the end of January 2010).

(c) Other Major Investment Assets:

Not applicable (as of the end of January 2010).

U.S. Government Income Trust

(3) Results of Past Operations:

a. Record of Changes in Net Assets:

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January 2010 is as follows.

		Total Net Asset Value		Net Asset Value per Share

		Dollar	Yen
		(thousands)	(millions)	Dollar	Yen

	6th Fiscal Year	95,090	8,536	12.52	1,124
	(September 30, 2000)

	7th Fiscal Year	144,285	12,952	13.08	1,174
	(September 30, 2001)

	8th Fiscal Year	171,974	15,438	13.20	1,185
	(September 30, 2002)

	9th Fiscal Year	73,355	6,585	13.18	1,183
	(September 30, 2003)

	10th Fiscal Year	50,649	4,547	13.23	1,188
	(September 30, 2004)

	11th Fiscal Year	39,845	3,577	13.13	1,179
	(September 30, 2005)

	12th Fiscal Year	31,087	2,791	13.02	1,169
	(September 30, 2006)

	13th Fiscal Year	27,563	2,474	13.16	1,181
	(September 30, 2007)

	14th Fiscal Year	27,627	2,480	12.68	1,138
	(September 30, 2008)

	15th Fiscal Year	28,104	2,523	14.49	1,301
	(September 30, 2009)

2009 End of	February	26,197	2,352	12.66	1,136
	March	25,836	2,319	12.99	1,166
	April	26,316	2,362	13.33	1,197
	May	26,692	2,396	13.54	1,215
	June	26,940	2,418	13.83	1,242
	July	27,438	2,463	14.12	1,268
	August	27,939	2,508	14.34	1,287
	September	28,104	2,523	14.49	1,301
	October	28,621	2,569	14.74	1,323
	November	28,973	2,601	14.91	1,338
	December	29,184	2,620	14.90	1,338
2010 End of	January	29,616	2,659	15.11	1,356

Note: Net asset value per share as of the end of February 2010 is $15.06 (JPY1,352).

U.S. Government Income Trust

b. Record of Distributions Paid:

Fiscal Year	Amount of dividend paid per Share

	USD	JPY

6th FY (10/1/99-9/30/00)	0.76	68

7th FY (10/1/99-9/30/00)	0.72	65

8th FY (10/1/99-9/30/00)	0.66	59

9th FY (10/1/99-9/30/00)	0.31	28

10th FY (10/1/99-9/30/00)	0.29	26

11th FY (10/1/99-9/30/00)	0.37	33

12th FY (10/1/99-9/30/00)	0.50	45

13th FY (10/1/99-9/30/00)	0.51	46

14th FY (10/1/99-9/30/00)	0.55	49

15th FY (10/1/99-9/30/00)	0.59	53

Note: Record of distribution paid during the period from January 1999 through February 2010 is as follows:

Year	Ex-dividend	Total	NAV per	Ex-dividend	Total	NAV per
	Date	Distribution ($)	Share ($)	Date	Distribution ($)	Share ($)

1999	Jan. 11	0.066	13.01	Jul. 12	0.063	12.61
	Feb. 10	0.063	13.00	Aug. 10	0.063	12.23
	Mar. 10	0.063	12.87	Sep. 10	0.063	12.48
	Apr. 12	0.063	12.93	Oct. 11	0.064	12.45
	May 10	0.063	12.82	Nov. 10	0.063	12.50
	Jun. 10	0.063	12.56	Dec. 10	0.063	12.49

2000	Jan. 10	0.064	12.20	Jul. 10	0.064	12.37
	Feb. 10	0.063	12.08	Aug. 10	0.063	12.47
	Mar. 10	0.064	12.18	Sep. 11	0.063	12.44
	Apr. 10	0.063	12.37	Oct. 10	0.063	12.47
	May 10	0.063	12.11	Nov. 10	0.063	12.48
	Jun. 12	0.063	12.32	Dec. 8	0.064	12.66

2001	Jan. 10	0.063	12.79	Jul. 10	0.057	12.75
	Feb. 12	0.063	12.78	Aug. 10	0.057	12.88
	Mar. 12	0.064	12.79	Sep. 10	0.057	12.92
	Apr. 10	0.057	12.76	Oct. 10	0.057	13.01
	May 10	0.057	12.74	Nov. 12	0.057	13.04
	Jun. 11	0.057	12.75	Dec. 11	0.057	12.83

2002	Jan. 10	0.057	12.89	Jul. 10	0.051	13.07
	Feb. 11	0.057	12.97	Aug. 12	0.051	13.13
	Mar. 11	0.057	12.81	Sep. 10	0.052	13.13
	Apr. 10	0.057	12.86	Oct. 10	0.037	13.17
	May 10	0.051	12.95	Nov. 11	0.037	13.16
	Jun. 10	0.051	12.95	Dec. 10	0.037	13.15

2003	Jan. 10	0.030	13.18	Jul. 11	0.015	13.11
	Feb. 10	0.030	13.17	Aug. 12	0.015	13.00
	Mar. 10	0.024	13.20	Sep. 12	0.015	13.09
	Apr. 10	0.024	13.14	Oct. 10	0.015	13.08
	May 12	0.024	13.13	Nov. 12	0.015	13.07

U.S. Government Income Trust

Year	Ex-dividend	Total	NAV per	Ex-dividend	Total	NAV per
	Date	Distribution ($)	Share ($)	Date	Distribution ($)	Share ($)

	Jun. 10	0.024	13.11	Dec. 12	0.015	13.16

2004	Jan. 9	0.025	13.23	Jul. 12	0.031	13.10
	Feb. 11	0.025	13.25	Aug. 12	0.031	13.17
	Mar. 12	0.025	13.29	Sep. 10	0.031	13.21
	Apr. 12	0.025	13.16	Oct. 12	0.031	13.23
	May 12	0.025	12.88	Nov. 12	0.031	13.22
	Jun. 14	0.025	12.84	Dec. 10	0.031	13.23

2005	Jan. 11	0.031	13.22	Jul. 12	0.031	13.19
	Feb. 11	0.031	13.26	Aug. 12	0.031	13.16
	Mar. 11	0.031	13.13	Sep. 12	0.031	13.20
	Apr. 12	0.031	13.18	Oct. 12	0.031	13.07
	May 12	0.031	13.22	Nov. 11	0.031	13.01
	Jun. 10	0.031	13.23	Dec. 9	0.031	13.01

2006	Jan. 11	0.031	13.11	Jul. 12	0.037	12.69
	Feb. 10	0.036	13.06	Aug. 11	0.040	12.84
	Mar. 10	0.036	13.02	Sep. 12	0.040	12.96
	Apr. 11	0.036	12.94	Oct. 12	0.040	12.94
	May 12	0.117	12.73	Nov. 10	0.040	13.05
	Jun. 12	0.037	12.81	Dec. 8	0.040	13.07

2007	Jan. 11	0.040	13.04	Jul. 16	0.044	12.92
	Feb. 9	0.044	13.00	Aug. 14	0.044	13.01
	Mar. 12	0.044	13.09	Sep. 14	0.044	13.13
	Apr. 12	0.044	13.03	Oct. 16	0.044	13.09
	May 11	0.044	13.04	Nov. 8	0.045	13.26
	Jun. 14	0.044	12.85	Dec. 14	0.044	13.31

2008	Jan. 15	0.044	13.50	Jul. 15	0.047	13.30
	Feb. 13	0.044	13.59	Aug. 14	0.047	13.05
	Mar. 14	0.047	13.54	Sep. 16	0.047	13.13
	Apr.15	0.047	13.41	Oct. 14	0.048	12.16
	May 14	0.047	13.33	Nov. 14	0.048	12.05
	Jun. 16	0.047	12.99	Dec. 16	0.048	11.74

2009	Jan. 13	0.048	12.58	Jul. 14	0.053	14.00
	Feb. 13	0.048	12.61	Aug. 14	0.052	14.14
	Mar. 16	0.048	12.72	Sep. 15	0.052	14.32
	Apr. 14	0.047	13.07	Oct. 14	0.052	14.62
	May 14	0.047	13.41	Nov. 16	0.055	14.81
	Jun. 16	0.052	13.61	Dec. 15	0.105	14.86

2010	Jan. 13	0.055	14.93
	Feb. 16	0.062	15.06

U.S. Government Income Trust

c. Record of Annual Return (recent ten years):

Fiscal Year	Annual Return (%)

6th FY (10/1/99-9/30/00)	6.09

7th FY (10/1/99-9/30/00)	10.56

8th FY (10/1/99-9/30/00)	6.14

9th FY (10/1/99-9/30/00)	2.25

10th FY (10/1/99-9/30/00)	2.61

11th FY (10/1/99-9/30/00)	2.08

12th FY (10/1/99-9/30/00)	3.10

13th FY (10/1/99-9/30/00)	5.12

14th FY (10/1/99-9/30/00)	0.42

15th FY (10/1/99-9/30/00)	19.57

Note: Calculation of the yield on investment (including dividend) (the overall yield on investment):

“NAV at beginning of term” means the net asset value per unit calculated at the beginning of the yield calculation period.

“NAV at term end” means the net asset value per unit calculated at the end of the yield calculation period.

Calculation of cumulative increase ratio by distribution:

The amount shall be obtained by multiplying together all the amounts of such dividend as distributed during the yield calculation period divided by the net asset value per unit on the ex-dividend day of the relevant distribution plus 1.

6. OUTLINE OF PROCEDURES, ETC.

Summary of PART III. “II. PROCEDURES, ETC.” is inserted in the Japanese document but omitted in this English translation.

7. OUTLINE OF ADMINISTRATION AND MANAGEMENT

Summary of PART III. “III. ADMINISTRATION AND MANAGEMENT” is inserted in the Japanese document but omitted in this English translation.

II. INFORMATION ON FINANCIAL HIGHLIGHTS

“Financial Highlights” on Class M Shares, “Statement of assets and liabilities” and “Statement of operations” along with “Note 1, Significant accounting policies” in “Notes to financial statements” are inserted in the Japanese document but omitted in this English translation.

III. SUMMARY OF INFORMATION CONCERNING FOREIGN
INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor

U.S. Government Income Trust

Services, Inc., One Post Office Square, Boston, MA 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or the Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. There are no annual shareholders’ meetings. A shareholders’ meeting will be held at least every five years. Special shareholders’ meetings may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

3. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted

IV. ITEMS OF DETAILED INFORMATION ON THE FUND

I. ADDITIONAL INFORMATION ON THE FUND
1. History of the Fund
2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established
3. Outline of the Supervisory Authority

II. PROCEDURES, ETC.
1. Subscription Procedures, Etc.
2. Redemption Procedures, Etc.

III. ADMINISTRATION AND MANAGEMENT
1. Outline of Management, etc. of Assets
2. Outline of Disclosure System
3. Right of Shareholders, Etc.

IV. FINANCIAL CONDITIONS OF THE FUND
1. Financial Statements
2. Current Conditions of the Fund

V. RECORD OF SALES AND REDEMPTION

U.S. Government Income Trust

PART III. DETAILED INFORMATION ON THE FUND

I. ADDITIONAL INFORMATION ON THE FUND

1. HISTORY OF THE FUND

November 1, 1983:	Organization of the Fund as a Massachusetts business trust.
Adoption of the Agreement and Declaration of the Trust.
January 10, 1992:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.
November 12, 2007:	Acquisition of the assets of Putnam Limited duration
Government Income Fund through a Merger.

2. OUTLINE OF LAWS REGULATING THE FUND IN THE JURISDICTION WHERE ESTABLISHED

The Fund was created under, and is subject to, the laws of The Commonwealth of Massachusetts. The sale of the Fund’s shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elects to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain principal statutes regulating the operations of the Fund in the U.S.:

A. Massachusetts General Laws, Chapter 182 – Voluntary Associations and Certain Trusts Chapter 182 provides in part as follows: A copy of the declaration of trust must be filed with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

B. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the “SEC”), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

C. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

U.S. Government Income Trust

D. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

E. The Internal Revenue Code

The Fund intends to qualify as a “regulated investment company” for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

F. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as various state laws regarding the sale of the Fund’s shares.

3. OUTLINE OF THE SUPERVISORY AUTHORITY

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

A. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

B. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

II. PROCEDURES, ETC.

1. SUBSCRIPTION (SALES) PROCEDURES

(a) Sales in the United States

Investors residing in the U.S. can open a Fund account and purchase the Fund’s shares by contacting their financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the Fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if investors make regular investments weekly,

U.S. Government Income Trust

semi-monthly, or monthly through automatic deductions from their bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. An investor’s financial representative or Putnam Investor Services generally must receive an investor’s completed buy order before the close of regular trading on the NYSE for an investor’s shares to be bought at that day’s offering price.

If investors participate in a retirement plan that offers the Fund, investors may consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

The Fund must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open the fund accounts of such investors. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening the investor’s account, the Fund reserves the right to close such account.

Also, the Fund may periodically close to new purchases of Shares or refuse any order to buy Shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

While the Fund no longer issues certificates for Fund shares, previously issued share certificates remain valid.

Purchase additional shares

Once an investor residing in the U.S. has an existing account, an investor can make additional investments at any time in any amount in the following ways:

Through a financial representative. The investor’s representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge such investor for its services.

Through Putnam’s Systematic Investing Program. The investor can make regular investments weekly, semi-monthly or monthly through automatic deductions from such investor’s bank checking or savings account.

Via the Internet or phone. If investors have an existing Putnam fund account and have completed and returned an Electronic Investment Authorization Form, investors can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

By mail. Investors may also request a book of investment stubs for their accounts. Investors would complete an investment stub and write a check for the amount they wish to invest, payable to the Fund, then return the check and investment stub to Putnam Investor Services.

By wire transfer. Investors may buy Fund shares by bank wire transfer of same-day funds. They would call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank

U.S. Government Income Trust

before the close of regular trading on the NYSE. The investor’s bank may charge such investor for wiring same-day funds. Although the Fund's designated bank does not currently charge an investor for receiving same-day funds, it reserves the right to charge for this service. An investor cannot buy shares for tax-qualified retirement plans by wire transfer.

Each share class of the Fund represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. Only Class M shares are offered in Japan. Here is a summary of Class M shares:

- Initial sales charge of up to 3.25% (sales charges will differ for shares purchased in Japan)

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than Class B or Class C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than Class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to Class A shares, so future 12b-1 fees do not decline over time

- Orders for Class M shares of one or more Putnam funds, other than Class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of Class M shares (as described below), is $500,000 or more ($1,000,000 or more for investments before April 5, 2010). Investors considering cumulative purchases of $500,000 or more should consider whether Class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for Class M shares

Amount of purchase at offering	Class M sales charge as a percentage of *
price ($)	Net amount invested	Offering price **

Under 50,000	3.36%	3.25%

50,000 but under 100,000	2.30	2.25

100,000 but under 250,000	1.27	1.25

250,000 but under 500,000	1.01	1.00

500,000 and above	None	None

500,000 but under 1,000,000 ***	1.01	1.00

1,000,000 and above ***	None	None

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges investors pay may be more or less than these percentages.

** Offering price includes sales charge.

*** Applicable only to purchases before April 5, 2010.

Reducing the class M sales charge

The Fund offers two principal ways for investors to qualify for discounts on initial sales charges on Class M shares, often referred to as “breakpoint discounts”:

Right of accumulation. Investors can add the amount of their current purchases of Class M shares of the Fund and other Putnam funds to the value of the investors’ existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different

U.S. Government Income Trust

financial representatives. For their current purchases, investors will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of the investor’s current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of an investor’s existing accounts and any linked accounts, for purchases before April 19, 2010, the Fund will use the current maximum public offering price of those shares. Effective April 19, 2010, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) the initial value of the total purchases or, for shares held on December 31, 2007, the market value at maximum public offering price on that date (less the value of shares redeemed on the applicable redemption date) of those shares.

Statement of intention. A statement of intention is a document in which investors agree to make purchases of Class M shares in a specified amount within a period of 13 months. For each purchase investors make under the statement of intention, investors will pay the initial sales charge applicable to the total amount investors have agreed to purchase. While a statement of intention is not a binding obligation on investors, if investors do not purchase the full amount of shares within 13 months, the Fund will redeem shares from an investor’s account in an amount equal to the difference between the higher initial sales charge investors would have paid in the absence of the statement of intention and the initial sales charge investors actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

- Individual accounts

- Joint accounts

- Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

- Shares of Putnam funds owned through accounts in the name of an investor’s dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

- Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representative at the time investors purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or an investor’s financial representative may ask for records or other information about other shares held in an investor’s accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions.

Distribution and service (12b-1) plans. Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal

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Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses.

The Fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class M shares. The Trustees currently limit payments on Class M shares to 0.50% of average net assets. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to Class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of the Fund attributable to class M shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of an investor’s investment.

Payments to dealers. If investors purchase their shares through a dealer, their dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by investors or the Fund.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers (“NASD”) (as adopted by the U.S. Financial Industry Regulatory Authority) rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the Fund’s transfer agent in recognition of

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sub-accounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities, to exceed 0.13% of the total assets of such shareholders or plan participants in the Fund or other Putnam funds on an annual basis.

Dealers may charge investors fees or commissions in addition to those disclosed in this document. Investors can also ask their dealer about any payments it receives from Putnam Retail Management and its affiliates and any services their dealer provides, as well as about fees and/or commissions it charges.

An investor may be eligible to buy class M shares at reduced sales charges.

For fiscal 2007, 2008 and 2009, Putnam Retail Management received $36,686, $8,373 and $22,469, respectively, in sales charges for Class M shares, of which it retained $3,351, $788 and $2,229, respectively after dealer concessions.

(b) Sales in Japan

In Japan, Shares of the Fund are offered on any Fund Business Day and any business day of the Distributor in Japan during the Subscription Period mentioned in “(7) Period of Subscription, Part I. Information Concerning Securities” of a securities registration statement pursuant to the terms set forth in “Part I. Information Concerning Securities” of the relevant securities registration statement. The Distributor or the Sales Handling Company shall provide to the investors an Agreement Concerning a Foreign Securities Transactions Account and other agreements (the “Account Agreement”) and receive from such investors an application for requesting the opening of a transactions account under the Account Agreement. Purchases may be made in the minimum investment amount of 100 shares and in integral multiples of 100 shares.

The issue price for Shares shall be, in principle, the net asset value per Share next calculated on the day on which the Fund receives such application. The Trade Day in Japan is the day when the Distributor confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3.15% (3.00% before consumption tax) of the amount obtained by deduction of the amount equivalent to 3.00% of the public offering price from such price (hereinafter referred to as the “Sales Price”). Any amount, which is over the net asset value, of the Sales Price shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1 -0.0325) and rounded to three decimal places.

Payment of purchase price shall be made in yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Distributor or Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Company can agree.

In addition, the Distributor or the Sales Handling Company in Japan who are members of the Japan Securities Dealers’ Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities” contained in the “Regulations Concerning the Transactions of Foreign Securities” established by the Association.

2. REDEMPTION PROCEDURES

(a) Redemption or exchange in the United States

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Investors residing in the U.S. can sell their shares back to the Fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through their financial representative or directly to the Fund. Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors residing in the U.S. If an investor exchanges shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When an investor redeems the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when the investor originally purchased the shares. For purposes of computing the deferred sales charge, the length of time investors have owned their shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

Selling or exchanging shares through an investor’s financial representative. An investor’s representative must receive the investor’s request in proper form before the close of regular trading on the NYSE for them to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. An investor’s representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge investors for his or her services.

Selling or exchanging shares directly with the Fund. Putnam Investor Services must receive investors’ requests in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee.

By mail. Investors may send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares they want to sell or exchange, investors must return them unendorsed with their letter of instruction.

By telephone. Investors may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for the investor’s shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet. Investors may also exchange shares via the Internet at www.putnam.com/individual.

Shares held through an investor’s employer’s retirement plan. For information on how to sell shares of the Fund that were purchased through an investor’s employer’s retirement plan, including any restrictions and charges that the plan may impose, investors are asked to please consult their employer.

Selling shares by check. If investors would like to use the Fund’s check-writing service, they would mark the proper box on the application or authorization form and complete the

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signature card (and, if applicable, the resolution). The Fund will send investors checks when it receives these properly completed documents. Investors can then make the checks payable to the order of anyone. The Fund will redeem a sufficient number of full and fractional shares in an investor’s account at the next NAV that is calculated after the check is accepted to cover the amount of the check and any applicable deferred sales charge and short-term trading fee. The minimum redemption amount per check is $250. Currently, Putnam is waiving this minimum.

The use of checks is subject to the rules of the Fund’s designated bank for its checking accounts. If investors do not have a sufficient number of shares in their account to cover the amount of the check and any applicable deferred sales charge and short-term trading fee, the check will be returned and no shares will be redeemed. Because it is not possible to determine an investor’s account’s value in advance, investors should not write a check for the entire value of their account or try to close their account by writing a check. The Fund may change or end check-writing privileges at any time without notice. The check-writing service is not available for tax-qualified retirement plans, or if there are certificates for investors’ shares.

Additional requirements. In certain situations, for example, if investors sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, investors are asked to contact Putnam Investor Services.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which an investor would like to exchange may also reject its exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the Fund or other Putnam funds.

A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Payment information. The Fund generally sends investors payment for their shares the business day after their request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities laws. Investors will not receive interest on uncashed redemption checks.

Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor’s shares without the investor’s permission and send the investor the proceeds after providing the investor with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

(b) Redemption in Japan

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Shareholders in Japan may at any time request redemption of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Distributor or the Sales Handling Company on a Fund Business Day that is a business day of the Distributor in Japan. The redemption shall be made in integral multiples of 1 share.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the redemption request from the Distributor, provided the request is received before the close of regular trading on the New York Stock Exchange. The payment of the price shall be made in yen through the Distributor or the Sales Handling Company pursuant to the Account Agreement or, if the Distributor or the Sales Handling Company agree, in dollars. The payment for redemption proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

(c) Suspension of Redemption

The Fund may suspend shareholders’ right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the U.S. Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the U.S. Securities and Exchange Commission for protection of investors.

III. ADMINISTRATION AND MANAGEMENT

1. OUTLINE OF MANAGEMENT, ETC. OF ASSETS

(1) Valuation of assets

The price of the Fund’s shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value, which may differ from recent market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund’s Trustees or a dealer selected by the Investment Management Company. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if i) the error in the net

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asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(2) Custody of Shares

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of MUS.

(3) Duration

Unless terminated, the Fund shall continue without limitation of time.

(4) Fiscal Year

The accounts of the Fund will be closed each year on September 30.

(5) Miscellaneous:

A. Liquidation

The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

B. Procedures Relating to the Changes to the Deed and the Amendments to the Agreements with the Related Companies, etc.

(a) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and sent to the Japanese Shareholders.

(b) Bylaws:

The bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(c) Management Contract:

The Management Contract shall automatically terminate, without the payment of any

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penalty, in the event of its assignment; and the Management Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Management Company.

(d) Sub-Management Contract

The Sub-Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on 30 days’ written notice. The Sub-Management Contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

(e) Master Custodian Agreement:

The Master Custodian Agreement with State Street Bank and Trust Company may be modified or amended from time to time by mutual written agreement of the parties thereto. It shall continue in full force and effect for an initial term of four (4) years from the date of execution, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days’ prior written notice to the other of its intent not to renew. If such agreement is terminated, the Custodian shall, at reasonable request of the Fund, and subject to the consent of the Custodian, continue to provide services thereunder for a period not exceeding ninety (90) days from the termination date.

(f) Amended and Restated Investor Servicing Agreement:

The Amended and Restated Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety (90) days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

(g) Distributor’s Contract:

The Distributor’s Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment. The Distributor’s Contract may be amended only if such amendment be approved either by action of the Trustees of the Fund or at a meeting of the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distributor’s Contract shall remain in full force and effect continuously (unless terminated automatically as set forth above or terminated in accordance with the following paragraph) through June 30, 2008, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the

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Fund or of Putnam, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party may at any time terminate the Distributor’s Contract by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of the Distributor’s Contract pursuant to the above will be without the payment of any penalty.

(h) Agent Company Agreement:

The Agent Financial Instruments Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party thereto, to the addresses listed therein, subject to the appointment of a successor agent financial instruments company for the Fund in Japan insofar as such appointment is required in Japan.

(i) Japan Dealer Sales Contract:

Either party thereto may terminate the Japan Dealer Sales Contract, without cause, upon 30 days’ written notice to the other party. Either party thereto may also terminate the Japan Dealer Sales Contract for cause upon the violation by the other party of any of the provisions thereof, such termination to become effective on the date such notice of termination is mailed to the other party.

C. Issue of Warrants, Subscription Rights, etc.

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

D. How Performance Is Known

Fund advertisements may, from time to time, include performance information. “Yield” is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a “yield-to-maturity” basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge. “Total return” for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, three-year, five-year and ten-year periods ended September 30, 2009, the average annual total return for Class M shares of the Fund was 15.66%, 6.88%, 5.15% and 5.32%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales

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charge of 3.25% (in Japan, 3.40% (3.25% before consumption tax)) for Class M shares. A deferred sales charge of up to 0.40% on Class M shares may be imposed on certain redemptions of shares bought without an initial sales charge. The 30-day SEC yield (without expense limitation) for the Class M shares of the Fund for the period ended September 30, 2009 was 3.19%.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund’s investment objective and policies. These factors should be considered when comparing the Fund’s investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

E. Litigation and Other Significant Events

Regulatory matters and litigation

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from the Investment Management Company to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. The Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on the Investment Management Company’s ability to provide investment management services. In addition, the Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

2. OUTLINE OF DISCLOSURE SYSTEM

(1) Disclosure in U.S.A.

(a) Disclosure to Shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(b) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

(2) Disclosure in Japan

(a) Disclosure Required by Law

(i) Disclosure required under the Financial Instruments and Exchange Law: When the Fund intends to offer the Shares amounting to more than a certain specific amount in yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau securities registration statements together with the copies of the Agreement and Declaration of Trust of the Fund and the agreements with major related companies as attachments

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thereto. The said documents are made available for public inspection for investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or on the Electronic Disclosure for Investors’ NET work under the Financial Instruments and Exchange Law (“EDINET”).

The Distributor or the Sales Handling Company of the Shares shall deliver to the investors prospectuses, the contents of which are substantially identical to Part I and Part II of the securities registration statements (the “Delivery Prospectus”). They shall also deliver to the investors prospectuses, the contents of which are substantially identical to Part III of the securities registration statements upon the request of the investors (the “Requested Prospectus”). For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at the Kanto Local Finance Bureau of the Ministry of Finance or on EDINET.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies: If the Investment Management Company conducts the business of offering for subscription of shares of the Fund, it must file in advance certain information relating to the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No. 198, 1951) (hereinafter referred to as the “Investment Trusts Law”). In addition, if the Investment Management Company intends any amendment to the Declaration of Trust of the Fund, or if it intends a merger of the fund with other trust(s), it must file in advance such amendment or merger and the details thereof with the Commissioner of Financial Services Agency. Further, the Investment Management Company must prepare the Management Report on the described matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

(b) Disclosure to Japanese Shareholders:

If the Trustees intend to make any amendment to the Agreement and Declaration of Trust of the Fund, the substance of which is important, or if they intend to merge the Fund with other trust(s), they must notify the Japanese Shareholders known to the Fund of the contents of and reasons, etc. for such change or merger in writing no later than 2 weeks prior to such change or merger.

The Japanese Shareholders will be notified of the material facts which would change their position through the Distributor or the Sales Handling Company.

The above described Management Report on the Fund will be sent to the shareholders known in Japan.

3. INFORMATION CONCERNING RIGHTS OF SHAREHOLDERS, ETC.

(1) Rights of Shareholders, etc.

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company cannot exercise directly their Shareholder rights because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Distributor or the Sales Handling Company exercise

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their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Company.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Company may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Redemption rights

Shareholders are entitled to request redemption of Shares at their net asset value at any time.

(iii) Rights to receive dividends

Shareholders are entitled to receive any distribution from net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose to reinvest distributions, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of The Commonwealth of Massachusetts, the accounting books at the discretion of the Court and the minutes of any shareholders’ meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at the time it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in

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preparing such Statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in U.S.A.

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome,
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Management Company with full power of substitution and revocation, to represent and act for and in the name, place and stead of the Management Company or the Fund in Japan for the purpose of; (i) the receipt of any and all communications, claims, actions, proceedings and processes against the Management Company or the Fund as to matters involving problems under laws including Luxembourg Laws and Japanese laws and the rules and regulations of the JSDA and (ii) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and redemption in Japan of the Shares of the Fund.

The agent for the continuous disclosure, etc. with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned and the agent with the Financial Services Agency is as follows:

Ken Miura
Attorney-at-Law
Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi, 2-chome,
Chiyoda-ku, Tokyo

(4) Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Shares of the Fund acquired by Japanese investors.

Tokyo District Court
1-4, Kasumigaseki 1-chome,
Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgment on such litigation will be conducted in accordance with the applicable laws of the relevant jurisdiction.

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENT

[The following financial documents are omitted here.]

Statement of assets and liabilities September 30, 2009
Statement of operations Year ended September 30, 2009

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Statement of changes in net assets September 30, 2009
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements September 30, 2009
Portfolio of investments owned September 30, 2009

Statement of assets and liabilities September 30, 2008
Statement of operations Year ended September 30, 2008
Statement of changes in net assets September 30, 2008
Financial highlights (For a share outstanding throughout the period)
Notes to financial statements September 30, 2008
Portfolio of investments owned September 30, 2008

2. CURRENT CONDITIONS OF THE FUND
Statement of Net Assets

	(As of the end of January, 2010)

	$	JPY

	(in thousands (except d. and e.))
a. Total Assets	3,620,523,060	325,014,355

b. Total Liabilities	2,222,297,563	199,495,652

c. Total Net Assets (a-b)	1,398,225,497	125,518,703

d. Total Number of Shares
Outstanding
Class A	79,149,726	Shares
Class B	4,218,952	Shares
Class C	5,020,219	Shares
Class M	1,959,756	Shares
Class R	478,335	Shares
Class Y	1,776,566	Shares

e. Net Asset Value
per Share (c/d)
Class A	$15.11	JPY 1,356
Class B	$15.05	JPY 1,351
Class C	$15.04	JPY 1,350
Class M	$15.11	JPY 1,356
Class R	$14.99	JPY 1,346
Class Y	$15.02	JPY 1,348

V. RECORD OF SALES AND REDEPTION

Fiscal Year	Number of Shares	Number of Shares	Number of
	Sold	Repurchased	Outstanding Shares

6th F.Y	1,584,348	4,620,645	7,793,001
(10/1/99-9/30/00)	(679,000)	(3,497,820)	(6,370,930)

7th F.Y	8,761,170	5,324,572	11,029,599
(10/1/00-9/30/01)	(5,822,700)	(3,425,670)	(8,767,960)

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8th F.Y	6,552,907	4,555,886	13,026,620
(10/1/01-9/30/02)	(4,563,800)	(2,787,790)	(10,543,970)

9th F.Y	2,881,486	10,340,528	5,567,578
(10/1/02-9/30/03)	(1,175,000)	(7,664,070)	(4,054,900)

10th F.Y	699,029	2,437,251	3,829,356
(10/1/03-9/30/04)	(99,500)	(1,090,250)	(3,064,150)

11th F.Y	306,439	1,102,106	3,033,689
(10/1/04-9/30/05)	(46,500)	(616,400)	(2,494,250)

12th F.Y	590,785	1,236,078	2,388,396
(10/1/05-9/30/06)	(11,300)	(539,900)	(1,965,650)

13th F.Y	130,932	424,856	2,094,472
(10/1/06-9/30/07)	(61,100)	(285,900)	(1,527,460)

14th F.Y	537,915	453,873	2,178,514
(10/1/07-9/30/08)	(8,800)	(222,190)	(1,527,460)

15th F.Y	226,623	466,236	1,938,901
(10/1/08-9/30/09)	(21,000)	(202,900)	(1,345,560)

Note: The numbers in ( ) shows those sold, repurchased and outstanding number in Japan.

PART IV. SPECIAL INFORMATION

I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is same as the description in “Part II. Information on the Fund, I. Description of the Fund, 1. Nature of the Fund, (2) Structure of the Fund, D. Investment Management Company” in Part I above.

2. DESCRIPTION OF BUSINESS AND OUTLINE OF OPERATION

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2010, the Investment Management Company managed, advised, and/or administered the following 104 funds and fund portfolios (having an aggregate net asset value of nearly $62 billion).

Name of	Principal characteristics	Number of funds	Total Net Asset Value
country			($million)

U.S.A.	Closed End Bond	5	$2,611.19

	Open End Balanced	15	$15,375.79

	Open End Bond	35	$22,086.09

	Open End Equity	49	$21,473.78

	Total	104	$61,546.85

3. FINANCIAL CONDTIONS OF THE INVESTMENT MANAGEMENT COMPANY

Deloitte & Touche LLP (the independent auditor of the Investment Management Company) is responsible for the contents of this part

Japanese translation of fiscal 2008 and 2007 are attached to the Japanese version of the

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Securities Registration Statement.

4. RESTRICTION ON TRANSACTIONS WITH INTERESTED PARTIES:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee’s name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s prospectus and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5. MISCELLANEOUS

(1) Election and Removal of Directors

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

(2) Election and Removal of Officers

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(4) Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters (i) The Limited Liability Company Agreement may be amended, under Delaware Law, by appropriate Members’ vote.

(ii) Under the Limited Liability Company Agreement, transfer of business requires a vote of all Members entitled to vote thereon.

(iii) The Investment Management Company has no direct subsidiaries.

(5) Litigation, etc.

Regulatory matters and litigation

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term

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trading in Putnam funds. Distribution of payments from the Investment Management Company to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. The Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on The Investment Management Company’s ability to provide investment management services. In addition, The Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

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II. OUTLINE OF THE OTHER RELATED COMPANIES

1. NAMES, AMOUNT OF CAPITAL AND DESCRIPTION OF BUSINESS

(1) “Investor Servicing Agent”

Name:	Putnam Investor Services, Inc. (Includes Parent Company
Relationship as a component of equity.)

Amount of Capital	US$16,240,551 (unaudited) (JPY1.5 billion) as of January 31,
2010

Description of Business:	Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam
Investments, LLC, parent of the Investment Management
Company. Putnam Investor Services, Inc. has been providing
paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception.

(2) “Custodian”

Name:	State Street Bank and Trust Company

Amount of Capital	US$1,468,018 (JPY1.3 billion) as of December 31, 2009

Description of Business:	State Street Bank and Trust Company is a Massachusetts trust company and a principal bank subsidiary of State Street
Corporation, which is a financial holding company organized
under the laws of the Commonwealth of Massachusetts.

(3) “Principal Underwriter”

Name:	Putnam Retail Management Limited Partnership

Amount of Capital	US$32,105,330 (unaudited) (JPY2.9 billion) as of January 31,
2010

Description of Business:	Putnam Retail Management Limited Partnership is the Principal
Underwriter of the shares of Putnam funds, including the Fund.

(4) “Distributor in Japan” “Agent Company”

Name:	Mitsubishi UFJ Securities Co., Ltd. *

Amount of Capital:	JPY3 billion as of April 1, 2010 (scheduled)

Description of Business:	Mitsubishi UFJ Securities Co., Ltd. engages in the type 1
financial instrument business under the Financial Instruments and Exchange Law.

* Mitsubishi UFJ Securities Co., Ltd., the Distributor in Japan and Agent Company (hereinafter referred to as “Succeeded Company”) is to assign all the rights and obligations (including rights and obligations under the Japan Dealer Sales Agreement and the Agent Company Agreement) belonging to it for all the businesses (including financial instruments business) it carries on to be succeeded by Mitsubishi UFJ Securities De-Merger Preparatory Company Ltd. (a wholly subsidiary of the Succeeded Company) (hereinafter referred to as the “Successor Company”) on April 1, 2010 by the method of absorption-type corporate split. Consequently, the Successor Company will replace the Succeeded Company as the Fund's Distributor and Agent Company in Japan on April 1, 2010. The Successor Company will also change its trade name to “Mitsubishi UFJ Securities Co., Ltd.” and the Succeeded Company will also change its trade name to “Mitsubishi UFJ Securities Holdings Co., Ltd.” on the even date.

2. OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

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(1) “Investor Servicing Agent”

Putnam Investor Services, Inc. provides transfer agent services and shareholder services to the Fund.

(2) “Custodian”

State Street Bank and Trust Company provides custody services for the Fund’s assets to the Fund.

(3) “Principal Underwriter”

Putnam Retail Management Limited Partnership provides marketing services to the Fund.

(4) “Distributor in Japan” “Agent Company”

Mitsubishi UFJ Securities Co., Ltd. acts as a Distributor in Japan and Agent Financial Instruments Company for the Fund in connection with the offering of shares in Japan.

3. CAPITAL RELATIONSHIP

100% of the interest in Putnam Investment Management, LLC, Putnam Investor Services, Inc. and Putnam Retail Management Limited Partnership are held by Putnam Investments, LLC.

III. OUTLINE OF INVESTMENT FUND SYSTEM

OUTLINE OF THE SYSTEM OF BUSINESS TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain “voluntary associations”, including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

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B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the “1940 Act”), in general, requires investment companies to register as such with the SEC, and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the “1933 Act”), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the “1934 Act”), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the “Code”). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a “regulated investment company” under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules and regulations applicable to

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the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund’s shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company (“investment company” or “fund”) offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund’s shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to:

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions and/or director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible

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for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the NYSE (4:00 p.m., New York time) each day the NYSE is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the NYSE is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights.

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

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D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important United States federal (and, where noted, state) income tax consequences affecting the Fund’s shareholders who are not treated as “United States persons” under the Internal Revenue Code of 1986, as amended (the “Code”), and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as “non-U.S. shareholders.” Shareholders who are treated as United States persons or hold Fund shares in connection with the conduct of a trade or business in the United States should consult the tax discussion in the Fund’s Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult “Tax Treatment of Shareholders in Japan” on page 36 of the Securities Registration Statement for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

To ensure compliance with requirements imposed by the United States Internal Revenue Service (“IRS”), you are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

A. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the “Code”).

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a RIC under the Code, under present Massachusetts law, the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a RIC and to receive the favorable tax treatment accorded RICs and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

U.S. Government Income Trust

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof instead of, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of meeting the diversification requirement described in (b) above the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends, including distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”).

If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of the distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

U.S. Government Income Trust

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund would be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital Gain Dividends are made after applying any available capital loss carryovers.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder

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has owned his or her shares. Capital Gain Dividends will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this special tax treatment of qualified dividend income for tax years beginning in or after January 1, 2011.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts or forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Investment by the Fund in “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the PFIC as a “qualified electing fund” (“QEF”).

A PFIC is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more

U.S. Government Income Trust

for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

B. U.S. Tax Treatment of Non-U.S. Citizens

Distributions from the Fund to non-U.S. shareholders will generally be subject to withholding of United States federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to distributions from the Fund will generally be subject to withholding of United States federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. Notwithstanding the above, distributions of properly designated Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (the latter two defined below) will generally not be subject to withholding of United States federal income tax.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on a Capital Gain Dividend. However, a non-U.S. shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected

U.S. Government Income Trust

income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Effective for taxable years of a Fund beginning before January 1, 2010, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly designated by the Fund (an “Interest-Related Dividend”), and (ii) with respect to distributions (other than distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a “Short-Term Capital Gain dividend”). The Fund may opt not to designate dividends as Interest-related Dividends or Short-term Capital Gain Dividends to the full extent provided by the Code. As noted above, Capital Gain Dividends are not subject to withholding of U.S. federal income tax. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011. As of the date of this document, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Distributions will not be subject to backup withholding to the extent they are subject to the withholding of United States federal income tax. Any amounts withheld may be credited against the shareholders U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders of the Fund should consult their tax advisers in this regard.

To the extent the Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally will be

U.S. Government Income Trust

subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company’s investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian’s responsibilities may include, among other things, safekeeping and controlling a fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund’s investments.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued ) are as follows:

A. Front

(a) Name of the Fund

(b) Number of shares represented

(c) Signatures of the Chairman and Transfer Agent

(d) Description stating that the Declaration of Trust applies to shareholders and

U.S. Government Income Trust

assignees therefrom

B. Back

(a) Space for endorsement

(b) Description concerning delegation of transfer agency

V. MISCELLANEOUS

1. The ornamental design is used on the cover page of the Japanese Prospectus.

2. The following must be set forth in the Prospectus.

- Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of “PART I: INFORMATION CONCERNING SECURITIES”, “I. Description of the Fund” in “PART II: INFORMATION CONCERNING THE FUND” and “II. Outline of Other Related Companies” in “PART III: SPECIAL INFORMATION” of the SRS and the Agreement of Foreign Securities Transactions Account, and the internal rules of the distributor (the deadline time of subscription; etc.) in respect of the subscription and payment.

- With respect to “(1) Diversification of Investment Fund” and “(2) Results of Past Operations” of “I. Description of the Fund, 5. Status of Investment Portfolio” and the entire part of “II. Financial Conditions of the Fund” in “PART II: INFORMATION CONCERNING THE FUND” of the SRS, the Prospectus may present the relevant information shown in the graphs in addition to the text and tables of the said information acquired at any time after the SRS is filed. The Prospectus may also set forth the exchange rates relevant to the Fund.

U.S. Government Income Trust

[MHM Final DRAFT]
[03/31/10]
[Translation]

Filed Document:	Annual Securities Report

Filed with:	The Director of Kanto Local Finance Bureau

Filing Date:	March 31, 2010

Fiscal Year:	The 15th Term
(From October 1, 2008
To September 30, 2009

Name of the Reporting Fund:	Putnam U.S. Government Income Trust

Name of the Issuer:	Putnam U.S. Government Income Trust

Name and Official Title of	Jonathan S. Horwitz
Representative of Company:	Executive Vice President, Treasurer,
Principal Executive Officer and Compliance
Liaison

Address of Principal Office:	One Post Office Square, Boston
Massachusetts 02109 U.S.A

Name and Title of Reporting Agent:	Ken Miura
Attorney-at-law

Address or Place of Business:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi ParkBuilding
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

U.S. Government Income Trust

Places where a copy of this Annual	Not applicable.
Securities Report is available
For Public Inspection:

Note 1: U.S. amount is translated into Japanese Yen at the rate of U.S.$1.00=JPY89.77 (hereinafter referred to as “Dollar” or “$”), the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd., for buying and selling spot dollars by telegraphic transfer against yen on January 29, 2010.

Note 2: In this document, money amounts and percentages have been rounded to the nearest units’ digits. Therefore, there are cases in which the amount of the “total column” is not equal to the aggregate amount. Also, conversion into yen is calculated by multiplying the corresponding dollar amount by the conversion rate specified and rounded when necessary. As a result, there are cases in which Japanese yen figures for the same information may differ from each other.

Note 3: In this document, “fiscal year” refers to a year from October 1 to September 30 of the following year.

U.S. Government Income Trust

PART I. INFORMATION ON THE FUND
I. DESCRIPTION OF THE FUND

The same information as PART II., I. DESCRIPTION OF THE FUND, excluding 6. OUTLINE OF PROCEDURES, ETC. and 7. OUTLINE OF ADMINISTRATION AND MANAGEMENT, of the Securities Registration Statement attached hereinbefore.

II. SUMMARY OF INFORMATION CONCERNING THE
FOREIGN INVESTMENT FUND SECURITIES

The same information as PART II., III. SUMMARY OF INFORMATION CONCERNING THE FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement attached hereinbefore.

PART II. DETAILED INFORMATION ON THE FUND
I. ADDITIONAL INFORMATION ON THE FUND

The same information as PART III., I. ADDITIONAL INFORMATION ON THE

FUND of the Securities Registration Statement attached hereinbefore.

II. PROCEDURES, ETC.

The same information as PART III., II. PROCEDURES, ETC. of the Securities Registration Statement attached hereinbefore.

III. MANAGEMENT AND ADMINISTRATION

The same information as PART III., III. ADMINISTRATION AND

MANAGEMENT of the Securities Registration Statement attached hereinbefore.

IV. FINANCIAL CONDITIONS OF THE FUND

The same information as PART III., IV. FINANCIAL CONDITIONS OF THE

FUND of the Securities Registration Statement attached hereinbefore.

U.S. Government Income Trust

V. RECORD OF SALES AND REDEMPTION

The same information as PART III., V. RECORD OF SALES AND REDEPTION of the Securities Registration Statement attached hereinbefore.

PART III. SPECIAL INFORMATION I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

The same information as PART IV., I. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY of the Securities Registration Statement attached hereinbefore.

II. OUTLINE OF THE OTHER RELATED COMPANIES

The same information as PART IV., II. OUTLINE OF THE OTHER RELATED

COMPANIES of the Securities Registration Statement attached hereinbefore.

III. OUTLINE OF INVESTMENT TRUST SYSTEM

The same information as PART IV., III. OUTLINE OF INVESTMENT FUND

SYSTEM of the Securities Registration Statement attached hereinbefore.

IV. REFERENCE INFORMATION

In respect of the Fund, the following documents have been filed with the Director of Kanto Local Finance Bureau of Minister of Finance of Japan during the latest fiscal year.

March 31, 2009:	Securities Registration Statement
Annual Securities Report (The 14th Fiscal Year)
June 30, 2009:	Semi-annual Report (During the 15th term)
Amendment to Securities Registration Statement

U.S. Government Income Trust